UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 1, 2016

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27978	94-3128324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive

San Jose, California, 95002

(Address of principal executive offices, including zip code)

(408) 586-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 1, 2016, the Board of Directors of Polycom, Inc. (the “Company”) determined to extend the deadline pursuant to the Company’s bylaws for stockholders to nominate directors at the 2016 annual meeting of stockholders of the Company to March 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC

By:	/s/ Sayed M. Darwish
Name:	Sayed M. Darwish
Title:	Chief Legal Officer and Executive Vice President, Corporate Development

Date: March 4, 2016